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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated January 22, 1999 included in this Form 10-K, into the Company's previously filed Registration Statements (File No. 333-06486 and 333-299939) on Form S-8.


                                       ARTHUR ANDERSEN LLP



San Jose, California
March 30, 1999